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                                                                    EXHIBIT 11.4

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350

      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002*

      In connection with the Annual Report on Form 20-F of Vivendi Universal, a societe anonyme organized under the laws of France (the "Company"), for the period ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to such officer's knowledge, that:

      1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 30, 2003


                                                /s/ Jean-Rene Fourtou
                                                ----------------------------
                                                Jean-Rene Fourtou
                                                Chief Executive Officer

Dated: June 30, 2003
                                                /s/ Jacques Espinasse
                                                ----------------------------
                                                Jacques Espinasse
                                                Chief Financial Officer

*The foregoing certification is incorporated solely for purposes of complying with the provisions of Section 906 of the Sarbanes-Oxley Act of 2002 and is not intended to be used for any other purpose. A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.